Exhibit 10.8








                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                          Adopted by Board of Directors
                                December 26, 1984
                                 PLAN YEAR 1997


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                                   SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             1997 PERFORMANCE GOALS

     Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL PERFORMANCE GOALS FOR THE 1997 PLAN YEAR
The net operating income of NPB before securities transactions for 1997 must exceed the net operating income of NPB before securities transactions for 1996.

EXTERNAL PERFORMANCE GOALS FOR THE 1997 PLAN YEAR
The net operating income of NPB before securities transactions on realized return on average common equity for 1997 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 1997 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.




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                                  SCHEDULE B-1
                                 PAY OUT FORMULA

         1.       Obtaining an operating return on average equity

                  triggers an incentive pay out as follows:


                  100% of peer group                   $0

                  100.1% of peer group         .031% of average assets

                  130% of peer group           .11% of average assets


                  Interpolation is required between 100.1% and 130%.



         2.       Obtaining #1 in return on equity triggers an added

                  pay out of $25,000.




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                                  SCHEDULE B-2

     There is a change in the peer group from last year. The list of the nine banking companies which form the peer group are:

                                    Univest (Souderton)
                                    Keystone Heritage
                                    Fulton Financial Corp.
                                    Susquehanna Bancshares
                                    Harleysville National Corp.
                                    Keystone Financial
                                    S & T Bancorp
                                    National Penn Bancshares, Inc.
                                    BT Financial Corporation
                                    Omega Financial Corp.
                                    Jeff Banks, Inc.